SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

|X| Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

|_| Definitive Information Statement

                           NEVADA HOLDING GROUP, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

|_| No fee required.

|X| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

      Common Stock
------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

      108,000,000

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      $.001 per share (par value) per Rule 0-11(4)
------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

      $108,000
------------------------------------------------------------------------

5) Total fee paid:

      $21.60
------------------------------------------------------------------------

|X| Fee paid previously with preliminary materials.


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

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

------------------------------------------------------------------------
2) Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------
3) Filing Party:

------------------------------------------------------------------------
4) Date Filed:

------------------------------------------------------------------------


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

                           NEVADA HOLDING GROUP, INC.
                           4729 Lomas Sante Fe Street
                             Las Vegas, Nevada 89147

To the security holders of Nevada Holding Group, Inc.

      Please note that on January 31, 2003 our Board of Directors approved a Share Exchange Agreement. Under this agreement, Nevada Holding Group, Inc. will acquire all of the issued and outstanding securities of Green Valley Gaming, Inc. and will issue to Green Valley Gaming, Inc. 108,000,000 shares of Nevada Holding Group, Inc. common stock. As required by section 92A.120 of the Nevada Revised Statutes, this transaction was approved by the written consent of 13 security holders representing a majority of the outstanding shares of voting stock of Nevada Holding Group, Inc. Once the exchange is complete, Nevada Holding Group, Inc. will change its name to Green Valley Gaming, Inc.

      The written consent of the security holders assures that the exchange will occur without your vote. Your vote is not required to complete the exchange, and the enclosed Information Statement is not a request for your vote or a proxy statement. The Information Statement is designed to inform you of the exchange that will occur.

                                Very truly yours,


                                -----------------------------
                                Melanie S. Meinders, Chief Executive Officer


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

                              INFORMATION STATEMENT
                                       OF
                           NEVADA HOLDING GROUP, INC.
                           4729 Lomas Sante Fe Street
                             Las Vegas, Nevada 89147

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      On January 31, 2003 the Board of Directors of Nevada Holding Group, Inc. (sometimes referred to in this Information Statement as "Nevada Holding", "we" or "us") approved, and a total of 13 stockholders owning 5,417,500 shares of our common stock (sometimes referred to in this Information Statement as the "Majority Security Holders") consented in writing to, the actions described below. Accordingly, all necessary corporate and security holder approvals of the matters discussed in this Information Statement have been obtained. We are furnishing this Information Statement to you solely for the purpose of informing our security holders of these actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended. The actions will not be submitted to the other security holders of Nevada Holding for a vote, and your vote is not required to effectuate these actions. The actions described in this Information Statement are scheduled to take effect no later than 20 days from the date this Information Statement is first sent to our security holders, which will be on or about April ____, 2003.

      This Information Statement is being furnished to the holders of record of our common stock as of the close of business on January 28, 2003. On January 28, 2003, we had a total of 9,754,000 shares of common stock, par value $0.001 per share, outstanding. Our common stock is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to the security holders for approval. Our common stock is not subject to cumulative voting rights.

      None of our security holders has made a proposal for inclusion in this Information Statement.

      We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

      We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

            Nevada Holding Group, Inc.
            Attn: Corporate Secretary
            4729 Lomas Sante Fe Street
            Las Vegas, Nevada 89147
            Telephone No.: (702) 220-3120

      Security holders may also address future requests for separate delivery of Information Statements and/or Annual Reports by contacting us at the address listed above.

      The date of this Information Statement is April ____, 2003.


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

                               SUMMARY TERM SHEET

      The following is a brief summary of certain information contained elsewhere in this Information Statement. This summary is not intended to be complete and reference is made to the more detailed information contained in this Information Statement and in the Appendices to it for a complete statement of the matters discussed below. You are urged to read this Information Statement and the Appendices in their entirety.

Share Exchange Agreement                        On January 31, 2003, our Board of Directors and the
                                                Majority Security Holders approved a Share Exchange
                                                Agreement. By entering into the Share Exchange
                                                Agreement, we will acquire all of the issued and
                                                outstanding shares of Green Valley Gaming Enterprises,
                                                Inc., referred to in this summary as "Green Valley".

Parties to the Share Exchange Agreement         Nevada Holding Group, Inc., a Nevada corporation,
                                                located at 4729 Lomas Sante Fe Street, Las Vegas, Nevada
                                                89147, and Green Valley, a Nevada corporation, located
                                                at 6380 McLeod Drive, Suite 9, Las Vegas, Nevada 89120.
                                                Nevada Holding Group, Inc. is a publicly traded
                                                corporation whose shares are traded on the
                                                over-the-counter bulletin board. Green Valley is a
                                                privately held corporation.

Share Exchange                                  108,000,000 shares of newly issued, restricted Nevada
                                                Holding Group, Inc. common stock, par value $0.001 per
                                                share, will be exchanged for 108,000,000 shares of Green
                                                Valley, $0.001 par value. The shares of Nevada Holding
                                                Group, Inc. will be distributed among the security
                                                holders of Green Valley on a share-for-share basis.

Tax and Accounting Treatment                    The share exchange was structured with the intent that
                                                it be tax-free to us. For accounting purposes, the share
                                                exchange will be reflected as a reverse acquisition in
                                                which Green Valley will acquire Nevada Holding Group,
                                                Inc.

Amendment of Articles of Incorporation to       Green Valley's business plan includes the possible
Include Right to Purchase the Stock of          acquisition of an entity that is required to be licensed
Certain Security Holders                        by the Nevada Gaming Commission and the State Gaming
                                                Control Board. The regulations of the Nevada Gaming
                                                Commission and the State Gaming Control Board prevent
                                                certain individuals (designated as "unsuitable" by the
                                                Nevada Gaming Commission) from holding stock in entities
                                                so licensed. The Share Exchange Agreement requires
                                                Nevada Holding Group, Inc. to purchase, at a price of

                                                $0.001 per share, the securities of any shareholder who
                                                is determined by any gaming regulatory authority to be
                                                unsuitable to hold the securities. No such determination
                                                would be made unless and until Green Valley acquires an
                                                entity subject to these regulations. At this time, we do
                                                not believe that any shareholder of Green Valley would
                                                be deemed to be unsuitable by the Nevada Gaming
                                                Commission.

Change of Management Control                    Upon consummation of the share exchange, the Board of
                                                Directors and the officers of Nevada Holding Group, Inc.
                                                will resign and the officers and directors of Green
                                                Valley will be appointed in place of them.

Amendment of Articles of Incorporation to       The Articles of Incorporation of Nevada Holding Group,
Change Name and Increase Authorized Common      Inc. will be amended to change its name to Green Valley
Stock                                           Gaming Enterprises, Inc. The Articles of Incorporation
                                                have already been amended to increase the authorized
                                                common stock from 50,000,000 shares to 200,000,000
                                                shares.

INFORMATION ABOUT THE PARTIES TO THE TRANSACTION

Nevada Holding Group, Inc.

      Nevada Holding Group, Inc. was incorporated under the laws of the State of Nevada on October 28, 1999 as TMA, Inc. We filed an Amended Articles of Incorporation on December 22, 2000 changing our name from TMA, Inc. to Nevada Holding Group, Inc.

      Under our original business plan, we intended to seek out promising, newly formed or developing companies and provide to them, in exchange for equity securities, management services, bridge capital, and other operational assistance. We did not intend to restrict our search for appropriate targets to any specific business, industry or geographical location.

      We made acquisitions of common stock in two companies during 2001. We acquired 809,784 shares of the common stock of Stars of Music, Inc., a Nevada corporation, in exchange for $1,012 and we acquired 846,672 shares of the common stock of Toyopia, Inc., a Nevada corporation, in exchange for $1,058. In October 2001 we received an additional 846,672 shares of Toyopia, Inc. as a result of a stock split. All of the shares of common stock that we received in Stars of Music, Inc. and Toyopia, Inc. were distributed to our security holders on December 27, 2001. Both of these corporations are private corporations and both are currently inactive.

      In 2002 we entered into a Letter of Intent to acquire all of the outstanding stock of Apollo Capital Corp. in exchange for 35,179,000 shares of our common stock. The acquisition was conditioned upon approval by our security holders. We could not obtain the approval of our security holders, and on September 2, 2002 we cancelled the proposed exchange of shares.

      In April 2002 we completed the acquisition of 100% of the issued and outstanding shares of Providence Cabinet Shoppe, Inc. for a purchase price of $87,010. However, Providence Cabinet Shoppe, Inc. was unable to provide us with


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

audited financial statements as required by rules promulgated by the Securities and Exchange Commission. As a result, in November 2002 we sold Providence Cabinet Shoppe, Inc for the sum of $25,010.

      The severe economic downturn that occurred in 2000 and which we are still experiencing today has made it difficult for us to successfully implement our business plan. We earned no revenues in the year 2002, and only $66,750 in revenues during the year 2001, while our losses from operations for the years 2002 and 2001 were $96,965 and $43,115, respectively. We currently offer no products or services, and have minimal assets.

      We do not own or lease property. Our office space is provided to us at no charge by Melanie S. Meinders, our President and the Chairman of our Board of Directors.

      We are not currently a party to any legal proceedings.

      The audited financial statements of Nevada Holding Group, Inc. for the fiscal years ended December 31, 2002 and December 31, 2001 are attached to this Information Statement as Appendix 1.

Green Valley Gaming Enterprises, Inc.

      Green Valley Gaming Enterprises, Inc. ("Green Valley") is a privately held holding company that was incorporated in the state of Nevada on November 19, 1997. Through its wholly-owned subsidiary, Green Valley School of Gaming, Green Valley operates a school of gaming that is licensed to train and certify slot technicians. Through its wholly-owned subsidiary, Green Valley Supply, Inc., Green Valley sells and distributes gaming supply equipment and vending supplies throughout North America.

      Because Green Valley is privately held, there is no market for its securities. There are 37 holders of Green Valley common stock. Green Valley has not declared or paid any dividends during the last two fiscal years or ever. There are no restrictions that limit or prevent Green Valley from paying dividends now or in the future, except section 78.288 of the Nevada Revised Statutes. Green Valley currently intends to retain any future earnings to fund the development and growth of its business. Any future determination to pay dividends on Green Valley's common stock will depend upon its results of operations, financial condition and capital requirements, applicable restrictions under any credit facilities or other contractual arrangements and such other factors deemed relevant by its Board of Directors. Green Valley does not currently have an equity incentive plan, nor does it have outstanding any options or warrants to purchase, or any securities convertible into, its common stock.

      During the last two fiscal years and for the period since then, Green Valley's principal independent accountant did not resign or decline to stand for re-election and was not dismissed.

      Green Valley's audited financial statements for the fiscal years ending December 31, 2002 and December 31, 2001 are attached to this Information Statement as Appendix 2.

      During the fiscal year ended December 31, 2002, Green Valley earned consolidated revenues of $375,523 and had operating and other expenses of $488,135, resulting in a net loss for the year of $112,612. During the fiscal year ended December 31, 2001, Green Valley earned consolidated revenues of $409,133, had operating and other expenses of $392,534, and other income of $5,970, resulting in net income for the year of $24,569. Management attributes the loss in revenues during the 2002 fiscal year to two events. First of all, a decline in student enrollment occurred after the terrorist attacks of September 11, 2001 and continued until the third quarter of 2002, when enrollment began to approach normal levels again. Secondly, the largest customer of Green Valley Supply, Inc. failed and declared bankruptcy. Operating expenses increased to


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

$485,357 during the 2002 fiscal year, in comparison to $390,534 for the 2001 fiscal year, due to increased payroll expense of $46,438, bad debt expense of $20,254, insurance expense of $14,978 and advertising expense of $8,919.

      Green Valley has a revolving line of credit in the amount of $60,000 from Silver State Bank in Henderson, Nevada. As of December 31, 2002, the credit line had been drawn down by $56,000, leaving $4,000 unused. The line of credit accrues interest at the rate of 6.75%, is secured by the inventory and equipment of Green Valley Gaming Supply, Inc. and is due to be repaid on August 2, 2003. Green Valley intends to pay approximately $49,600 of the credit line with deferred revenues that were realized during the first quarter of 2003, and the balance of the credit line with cash it earns from tuition and sales. Green Valley believes that the credit line, collection of accounts receivable and tuition will provide it with adequate liquidity during the next 12 months.

      Green Valley believes that the gaming industry is continuing to grow not only in Nevada, but in other areas in the United States as well. Furthermore, due to advances in electronics, slot machines continue to evolve. Green Valley believes that demand for its technicians will continue and increase. At present, in the Las Vegas valley there are only two schools besides Green Valley that offer training for slot technicians. Green Valley believes that its curriculum is superior to its competitors and that it is able to compete favorably with its competitors.

      The curriculum at Green Valley includes Gaming Machine Repair-Slot Technician 1, Gaming Machine Repair-Slot Technician 2/Bench Technician, and Gaming Machine Repair-Slot Technician/Board Technician and Surveillance. As soon as it is able to do so, Green Valley intends to expand its operations to offer training in Table Games. The average cost of tuition is $4,000 per student. The school is licensed by the Commission on Postsecondary Education of the State of Nevada.

      Green Valley currently has 11 full time employees and two part time employees. Green Valley leases the following facilities for its operations:

      o Approximately 3,000 square feet of classroom space is located at 6380 McLeod Drive, Suite 9, Las Vegas, Nevada. The rental cost is $4,500 per month and the lease expires on September 30, 2004.

      o Approximately 840 square feet of classroom space is located at 6396 McLeod Drive, Suite 5, Las Vegas, Nevada. The rental cost is $1,216 per month and the lease expires on September 30, 2004.

      o Approximately 1,825 square feet of classroom space is located at 160 Hubbard Way, Suite F, Reno, Nevada. The rental cost is $1,389 per month and the lease is currently month to month.

      o Green Valley Gaming Supply, Inc. is located and operates from 6185 Harrison Street, Suite 11, Las Vegas, Nevada. This facility is approximately 1,976 square feet, the rental cost is $1,134 per month and the lease expires on October 31, 2004.

CHANGE IN CONTROL

      When the actions described in this Information Statement take effect, Melanie S. Meinders and Charles E. Jordan, Sr., our current officers and directors, will resign as our officers and directors and Loretta J. Lisowski will become our President and the sole member of our Board of Directors. Furthermore, when the actions described in this Information Statement take effect, Loretta J. Lisowski will own 100,000,000 shares of our common stock


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

which will represent approximately 84.92% of the shares of our common stock that will be issued and outstanding. Currently, a group composed of Melanies S. Meinders, Thomas R. Meinders, Venture Funding Group, Inc., a corporation controlled by Thomas R. Meinders, and Charles E. Jordan, Sr. own 41.12% of our issued and outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of January 28, 2003 as to each person who is known to Nevada Holding to be the beneficial owner of more than 5% of Nevada Holding's outstanding common stock and as to the security and percentage ownership of each executive officer and director of Nevada Holding and all officers and directors of Nevada Holding as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

--------------------------------------------------------------------------------
                                     Security Ownership
         Name and Address            Amount and Nature         Percentage
                Of                     Of Beneficial               Of
       Beneficial Owners(1)             Ownership(2)             Class
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Melanie S. Meinders(3)(4)                1,550,000               17.70%
--------------------------------------------------------------------------------
Charles E. Jordan, Sr.(3)                1,150,000               13.14%
--------------------------------------------------------------------------------
Thomas R. Meinders(4)                     800,000                 9.14%
--------------------------------------------------------------------------------
Venture Funding Group, Inc.(4)(5)         100,000                 1.14%
--------------------------------------------------------------------------------
Total security holdings of all
officers and directors as a group
(2 persons)                              3,600,000               41.12%
--------------------------------------------------------------------------------

(1) The address for each individual listed is c/o Nevada Holding Group, Inc., 4729 Lomas Sante Fe Street, Las Vegas, Nevada 89147.
(2) There are no shares that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.
(3)   Officer and director.
(4)   Melanie S. Meinders and Thomas R. Meinders are husband and wife. Melanie
      S. Meinders is considered, for purposes of this table only, as the beneficial owner of stock owned by Thomas R. Meinders and Venture Funding Group, Inc. and these security holdings are included in the total security holdings of all officers and directors as a group.
(5)   Venture Funding Group, Inc., a Nevada corporation, is controlled by Thomas
      R. Meinders and Melanie S. Meinders is a minority shareholder.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

      Pursuant to section 78.320 of the Nevada Revised Statutes and, as to the Exchange described in Action 1, section 92A.120 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation by Nevada Holding's Board of Directors and the written consent of the Majority Security Holders.


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

                                    ACTION 1

                 APPROVAL OF THE ISSUANCE OF 108,000,000 SHARES
                   OF COMMON STOCK TO THE SECURITY HOLDERS OF
                      GREEN VALLEY GAMING ENTERPRISES, INC.
                 IN EXCHANGE FOR ALL THE ISSUED AND OUTSTANDING
                 SHARES OF GREEN VALLEY GAMING ENTERPRISES, INC.

      On January 31, 2003, we entered into a Share Exchange Agreement with Green Valley Gaming Enterprises, Inc., a Nevada corporation ("Green Valley"). Green Valley is located at 6380 McLeod Drive, Suite 9, Las Vegas, Nevada 89120 and its telephone number is (702) 450-3167. Upon the consummation of this transaction, we will issue an aggregate of 108,000,000 unregistered, restricted shares of our common stock to the security holders of Green Valley in exchange for all of the issued and outstanding shares of common stock of Green Valley, consisting of an aggregate of 108,000,000 unregistered, restricted shares of common stock (the "Exchange"). The common stock that we issue will not have preemptive rights. No other consideration will be received for the Exchange. For accounting purposes, the Exchange will be reflected as a reverse acquisition in which Green Valley will acquire Nevada Holding. Green Valley operates a school of gaming that is licensed to train and certify slot technicians and is engaged in selling and distributing gaming supply equipment and vending supplies throughout North America.

      We currently have no operations. Our business plan calls for us to acquire equity positions in companies that have recently begun operating or are developing and that will, ultimately, provide our security holders with value. However, we have very little capital with which to make such acquisitions and the acquisitions we have made to date have been unsuccessful.

      In adopting and approving the Share Exchange Agreement, the Board of Directors and Majority Security Holders considered the following factors:

      o Nevada Holding's business plan was to acquire strategic positions in potentially profitable enterprises that would enhance its value. However, due to a lack of money, Nevada Holding was unable to make any such acquisitions. Nevada Holding did, however, have a certain value as a publicly traded corporation.

      o Green Valley is a privately-held company that was seeking to reverse merge with or be purchased by a public U.S. company in order to attempt to gain access to funding and a greater shareholder base.

      o The acquisition of the shares of Green Valley gives the security holders of Nevada Holding the opportunity to participate in the gaming industry.

      o The Board of Directors of Nevada Holding reviewed alternative strategies that might be pursued by Nevada Holding and the possible values that might be achieved through those strategies, and concluded that the alternative strategies were unlikely to result in a greater value to Nevada Holding or its shareholders.

      The foregoing discussion of the information and factors considered and given weight by the Board of Directors is not intended to be exhaustive.


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

      Section 92A.120 of the Nevada Revised Statutes requires an approval of a majority of the voting power of each class of stock entitled to vote to approve the Exchange.

      Green Valley's business plan includes the possible acquisition of an entity that would be subject to regulation by the Nevada Gaming Commission and the State Gaming Control Board. The regulations of the Nevada Gaming Commission and the State Gaming Control Board do not allow "unsuitable" individuals to own securities in entities it licenses. A determination of whether or not an individual or entity is "unsuitable" is within the discretion of the Nevada Gaming Commission. In anticipation of this acquisition, Nevada Holding has amended its Articles of Incorporation to require any security holder who is deemed unsuitable by the Nevada Gaming Commission to sell his securities back to Nevada Holding at par value. We do not believe that any current security holder would be deemed to be unsuitable by the Nevada Gaming Commission.

      Aside from the Share Exchange Agreement entered into on January 31, 2003, there have been no negotiations, transactions or material contracts within the last two years between Nevada Holding and Green Valley regarding any merger, consolidation, acquisition, tender offer for our securities, the election of our directors or the sale or other transfer of a material amount of our assets.

      The issuance by Nevada Holding of 108,000,000 shares of its common stock will have a dilutive effect on its current security holders.

                                    ACTION 2

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                               TO CHANGE THE NAME

      In conjunction with the approval of the Exchange, the Board of Directors unanimously adopted and the Majority Security Holders approved an amendment to Nevada Holding's Articles of Incorporation to change its name to Green Valley Gaming Enterprises, Inc.

                                    ACTION 3

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

      The Board of Directors unanimously adopted and the Majority Security Holders approved an amendment to Nevada Holding's Articles of Incorporation to increase the authorized shares of common stock from 50,000,000 to 200,000,000 (the "Authorized Shares Amendment"). Currently, Nevada Holding has 50,000,000 shares of common stock authorized, of which 9,754,000 shares are issued and outstanding as of the record date.

      The Authorized Shares Amendment was implemented by filing a Certificate of Amendment of Articles of Incorporation (the "Amendment") with the Secretary of State of Nevada on February 3, 2003. Since filing the Amendment, Nevada Holding will have 190,246,000 shares of authorized but unissued common stock available for issuance. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for equity awards to employees, officers, and directors. Nevada Holding's Board would be able to authorize the issuance of shares for these transactions without the necessity and related costs and delays of either calling a special security holders' meeting or waiting for the regularly scheduled annual meeting of security holders. If in a particular transaction security holder approval were required by law or any stock exchange or market or were otherwise deemed advisable by the Board, then the matter would be referred to the security holders for their approval, notwithstanding that Nevada Holding may have the requisite number of voting shares to consummate the transaction.

      The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Nevada Holding in effect on the date of this Information Statement. However, Nevada Holding security holders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Nevada Holding or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant security holder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving Nevada Holding. Other than the transaction described in this Information Statement, Nevada Holding is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of Nevada Holding's common stock. Nevada Holding has no present intention to use the increased authorized common stock for anti-takeover purposes.

      The Authorized Shares Amendment was filed with the Secretary of State of Nevada on February 3, 2003.

                                    ACTION 4

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                 FOR THE MANDATORY SALE BY CERTAIN SHAREHOLDERS
                     OF THEIR COMMON STOCK IN NEVADA HOLDING

      The Board unanimously adopted and the Majority Security Holders approved an amendment to Nevada Holding's Articles of Incorporation that permits Nevada Holding to purchase the common stock of "any person or other entity deemed undesirable by any gaming regulatory authority", at a purchase price of $0.001 per share. As part of its business plan, Green Valley is considering acquiring an entity that would be required to obtain a license from the Nevada Gaming Commission and the State Gaming Control Board. The regulations of the Nevada Gaming Commission and the State Gaming Control Board prohibit "unsuitable" persons from owning interests in any entity that holds a state gaming license. Whether or not a person is deemed "unsuitable" is within the discretion of the Nevada Gaming Commission. We do not believe that any current security holder of Nevada Holding would be deemed to be unsuitable by the Nevada Gaming Commission.

                                    ACTION 5

                    APPOINTMENT OF LORETTA J. LISOWSKI TO THE
              BOARD OF DIRECTORS UPON CONSUMMATION OF THE EXCHANGE

      In conjunction with the approval of the Exchange, the Board of Directors unanimously adopted and the Majority Security Holders approved Loretta J. Lisowski as a director of Nevada Holding. Ms. Lisowski will take office upon the consummation of the Exchange.


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

INFORMATION REGARDING DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

      Loretta J. Lisowski, Age 40, Director Nominee. Ms. Lisowski has been the Chairman of the Board, Chief Executive Officer and President of Green Valley since its inception in November 1997. Prior to founding Green Valley, Ms. Lisowski worked in the food service industry. Ms. Lisowski grahduated from St. Mary's Academy in Milwaukee, Wisconsin.

      Melanie S. Meinders, Age 29, Chief Executive Officer, President, Chairman of the Board of Directors and Director. Ms Meinders has been a director and officer of Nevada Holding since it was founded in October 1999. Ms. Meinders also holds positions in a number of private corporations. She has been a director and the Secretary of Venture Funding Group, Inc. since September 1997, a director and Secretary of High Desert Consultants, Inc. since November 1996 and President, Chief Executive Officer and a director of American Equities Corp since it was founded on September 28, 2001. Ms. Meinders also holds positions with Stars of Music, Inc. and e-Com Holdings, Inc., both of which are inactive corporations.

      Charles E. Jordan, Sr., Age 55, Secretary and Director. Mr. Jordan has been a director and the Secretary of Nevada Holdings since December 22, 2000. He also holds positions in two private corporations, as a director and President of Performance Strategies, Inc. since September 1997 and as a director and Secretary of American Equities Corp since it was founded on September 28, 2001. Mr. Jordan has over 26 years of experience in the securities industry at various regional and national brokerage firms and has held the positions of Regional Manager, Branch Manager, Broker Trainer and Securities Broker. Mr. Jordan attended college at Grossmont and Southwestern colleges in San Diego, California.

      No director, director-nominee or officer of Nevada Holding is involved in any material proceeding which is adverse to Nevada Holding, nor is any director, director-nominee or officer of Nevada Holding involved in any proceeding in which he or she has a material interest adverse to Nevada Holding.

      There are no family relationships among our directors, the director-nominee and our executive officers.

      Neither our director-nominee nor any of our directors or executive officers has, during the past five years,

      o had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time,

      o been convicted in a criminal proceeding and none of our directors or executive officers is subject to a pending criminal proceeding,

      o been subject to any order, judgment, or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities, or

      o been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

      Our directors are elected at each annual meeting of the security holders, and their term of office runs until the next annual meeting of the security holders or until their successors have been elected.

      We have no standing audit, nominating or compensation committees.

      No individual on our Board of Directors possesses all of the attributes of an audit committee financial expert and no one on our Board of Directors is deemed to be an audit committee financial expert. Since our inception we have not had any significant operations. Responsibility for our minimal operations is centralized within management, which is comprised of two people. We rely on the assistance of others, such as our accountant, to help us with the preparation of our financial information. While we recognize that having a person who possesses all of the attributes of an audit committee financial expert would be a valuable addition to our Board of Directors, we are not, at this time, able to compensate such a person therefore, we believe that it would be difficult to attract such a candidate.

      There is no standard or individual compensation package for any of our directors or for our director-nominee. Directors are reimbursed for reasonable and necessary out-of-pocket expenses incurred by them in connection with the discharge of their duties as members of the Board.

      During the fiscal year ended December 31, 2002, our Board of Directors held one meeting which was attended by both of our directors and took action by written consent nine times.

        No director has resigned or declined to stand for re-election.

Certain Relationships and Related Party Transactions.

      From time to time, we use the services of High Desert Consultants, Inc., Venture Funding Group, Inc. and Nevada Bookkeeping Corp. These services are performed for us at prices that are discounted to the competition. Ms. Meinders' husband, Thomas R. Meinders, is the controlling shareholder in High Desert Consultants, Inc., Venture Funding Group, Inc. and Nevada Bookkeeping Corp. Ms. Meinders is also a minority shareholder in Venture Funding Group and High Desert Consultants, Inc.

      During the years ended December 31, 2002 and December 31, 2001, we paid Venture Funding Group, Inc. approximately $10,200 and approximately $58,300, respectively, for document preparation services.

      During the years ended December 31, 2002 and December 31, 2001, we paid High Desert Consultants, Inc. approximately $4,800 and $23,800, respectively, for consulting services and reimbursed it $1,500 in expenses.

        During the year ended December 31, 2001, we paid approximately $3,900 for bookkeeping services and the preparation of stock certificates by Nevada Bookkeeping Corp.

      During the year ended December 31, 2001, we acquired stock in Stars of Music, Inc. and Toyopia, Inc. in exchange for the sums of $1,012 and $1,058, respectively. Both of these corporations are under the control of Melanie S. Meinders, our Chief Executive Officer and President. Currently, both of these corporations are inactive.

Compliance With Section 16(a) of Exchange Act

      Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

      To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2002 fiscal year our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

      Melanie S. Meinders, our Chief Executive Officer, President, Chairman of our Board of Directors and a director, Charles E. Jordan, Sr., our Secretary and a director and Thomas R. Meinders, Ms. Meinders' husband, are each shareholders of Green Valley, holding 160,000, 80,000 and 240,000 shares of common stock, respectively. After the Exchange, Ms. Meinders will own 1,710,000 shares of Nevada Holding common stock, Mr. Jordan will own 1,230,000 shares and Mr. Meinders will own 1,040,000 shares.

      Loretta S. Lisowski currently owns 100,000,000 shares of common stock in Green Valley. After the Exchange, her common stock holdings will represent approximately 84.92% of Nevada Holding.

Executive Compensation

      The following table sets forth information with respect to all compensation (including incentive stock option plan and non-plan compensation) awarded to, earned by or paid to the President for all services rendered in all capacities to the Company for each of the Company's last three completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the President whose total annual salary and bonus does not exceed $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION
                                                                 ----------------------
                            ANNUAL COMPENSATION            AWARDS                      PAYOUTS
                        ------------------------------------------------------------------------------
                                           Other         Restricted                       All
Name and                                   Annual        Stock      Securities    LTIP    Other
Principal                Salary     Bonus  Compensation  Awards     Underlying    Payout  Compensation
Position           Year  ($)        ($)    ($)           ($)        Options/SARs  ($)     ($)

Melanie S.         2002   $4,200      0         0            0           0          0     $8,500(1)
Meinders           2001      0        0         0                        0          0        0
President          2000      0        0         0                        0          0        0

(1) Ms. Meinders received 850,000 shares of Nevada Holding common stock having a value of $8,500 in lieu of cash compensation for services rendered from October 1999 through August 2002.

Stock Options

      There were no stock options granted to executive officers during the fiscal year ended December 31, 2002 and there was no exercise of incentive stock options during the last completed fiscal year by the executive officers.

Employment Contracts

      Melanie S. Meinders and Charles E. Jordan, Sr. are parties to Employment Agreements with Nevada Holding. Both Employment Agreements were entered into on September 1, 2002.

      Ms. Meinders' Employment Agreement extends for a term of three years, through August 31, 2005. Ms. Meinders is to be paid a salary of $6,000 per month pursuant to the Employment Agreement. As an incentive to execute the Employment Agreement, Ms. Meinders received 400,000 shares of Nevada Holding restricted common stock and in payment for uncompensated services rendered to Nevada Holding from October 1999 through August 2002, Ms. Meinders received 850,000 shares of Nevada Holding restricted common stock having a value of approximately $8,500. The Employment Agreement can be terminated immediately for cause, or upon 30 days written notice for any reason. Upon termination for any reason, Ms. Meinders agrees to accept one month's salary in lieu of any rights she may have under the Employment Agreement. On the effective date of the Exchange, Ms. Meinders has agreed to resign her position as Chief Executive Officer, President, Chairman of the Board of Directors and director of Nevada Holdings. Ms. Meinders has also agreed to relinquish her claim to any salary due but unpaid under the Employment Agreement.

      Mr. Jordan's Employment Agreement extends for a term of three years, through August 31, 2005. Mr. Jordan is to be paid a salary of $5,000 per month pursuant to the Employment Agreement. As an incentive to execute the Employment Agreement, Mr. Jordan received 400,000 shares of Nevada Holding restricted common stock and in payment for uncompensated services rendered to Nevada Holding from December 2000 through August 2002, Mr. Jordan received 500,000 shares of Nevada Holding restricted common stock having a value of approximately $5,000. The Employment Agreement can be terminated immediately for cause, or upon 30 days written notice for any reason. Upon termination for any reason, Mr. Jordan agrees to accept one month's salary in lieu of any rights he may have under the Employment Agreement. On the effective date of the Exchange, Mr. Jordan has agreed to resign his position as Secretary and a director of Nevada Holdings. Mr. Jordan has also agreed to relinquish his claim to any salary due but unpaid under the Employment Agreement.

                                   APPENDIX 1

               FINANCIAL STATEMENTS OF NEVADA HOLDING GROUP, INC.

                           NEVADA HOLDING GROUP, INC.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS ...........................................     1

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   BALANCE SHEETS ........................................................     2

   STATEMENTS OF OPERATIONS ..............................................     3

   STATEMENTS OF STOCKHOLDERS' EQUITY ....................................     4

   STATEMENTS OF CASH FLOWS ..............................................     5

   NOTES TO FINANCIAL STATEMENTS .........................................     6

              [LETTERHEAD OF BEADLE, MCBRIDE, EVANS & REEVES, LLP]

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors
Nevada Holding Group, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheets of Nevada Holding Group, Inc. as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nevada Holding Group, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company's operations to date have been with related parties that are not expected to be continuing revenue sources. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Beadle, McBride, Evans & Reeves, LLP

Las Vegas, Nevada
February 24, 2003

NEVADA HOLDING GROUP, INC.

BALANCE SHEETS
December 31,

ASSETS                                                                2002           2001
-------------------------------------------------------------------------------------------

Current assets:
  Cash                                                             $     90       $ 12,598
  Marketable securities                                              13,600             --
  Prepaid expenses                                                       --          2,535
                                                             ------------------------------
              Total current assets                                   13,690         15,133

                                                             ------------------------------
                                                                   $ 13,690       $ 15,133
                                                             ==============================


LIABILITIES and STOCKHOLDERS' EQUITY (DEFICIT)
-------------------------------------------------------------------------------------------

Current liabilities:
  Accounts payable and accrued expenses                            $ 24,419       $    590
  Convertible notes payable                                          15,000             --
                                                             ------------------------------
              Total current liabilities                              39,419            590

Stockholders' equity (deficit):
  Common stock, par value $.001, 50,000,000 shares
    authorized; 8,754,400 and 3,404,400 shares issued
    and outstanding                                                   8,754          3,404
  Additional paid-in capital                                        255,798        140,638
  Retained (deficit)                                               (290,281)      (129,499)
                                                             ------------------------------
                                                                    (25,729)        14,543
                                                             ------------------------------
                                                                   $ 13,690       $ 15,133
                                                             ==============================

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.

STATEMENTS OF OPERATIONS
For the years ended December 31,

--------------------------------------------------------------------------------

                                                           2002          2001
                                                    ----------------------------

Revenues:
  Consulting fees                                        $      --    $  66,750

Cost of revenue                                                 --       85,787
                                                    ---------------------------

              Gross profit (loss)                               --      (19,037)

Expenses:
  General and administrative                                96,965       24,078
                                                    ---------------------------

              (Loss) from operations                       (96,965)     (43,115)

Other income (loss):
  Interest income                                              240          628
  Unrealized (loss) on marketable securities                (2,057)          --
  Loss on investment                                            --       (2,070)
                                                    ---------------------------
                                                            (1,817)      (1,442)
                                                    ---------------------------

              Net (loss) from continuing operations      $ (98,782)   $ (44,557)

Discontinued operations:
  (Loss) on discontinued operations                      $ (62,000)   $      --
                                                    ---------------------------

              Net (loss)                                 $(160,782)   $ (44,557)
                                                    ===========================

              (Loss) per share                           $   (0.03)   $   (0.01)
                                                    ============================

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.

STATEMENTS OF CASH FLOWS
For the years ended December 31,

--------------------------------------------------------------------------------

                                                            2002          2001
                                                        ------------------------
Cash flows from operating activities:
  Cash received from customers                           $     --     $ 66,750
  Cash paid to vendors                                    (37,101)    (111,880)
  Cash advanced on notes receivable                            --       (2,000)
  Interest received                                           240          628
                                                        -----------------------
              Net cash (used in) operating activities     (36,861)     (46,502)

Cash flows from investing activities:
  Purchase of investments                                (102,667)          --
  Proceeds from sale of investments                        25,010           --
  Loans to related parties                                (18,000)          --
  Repayment of loans from related parties                  18,000           --
                                                        -----------------------
              Net cash (used in) investing activities     (77,657)          --

Cash flows from financing activities:
  Proceeds from issuance of common stock                   87,010       59,100
  Distributions                                                --           --
  Proceeds from convertible notes payable                  15,000           --
                                                        -----------------------
              Net cash provided by financing activities   102,010       59,100

Increase (decrease) in cash                               (12,508)      12,598

Cash, beginning of year                                    12,598           --
                                                        -----------------------

Cash, end of year                                        $     90     $ 12,598
                                                        =======================

The following is a reconciliation of net (loss) to net cash provided by operations:

Net (loss)                                                $(160,782)  $(44,557)
Items not requiring cash:
  Decrease in fair market value of marketable securities      2,057         --
  Loss on discontinued operations                            62,000         --
  (Increase) decrease in prepaid expenses                     2,535     (2,535)
  Increase in accounts payable and accrued expenses          23,829        590
  Common stock issued for services rendered                  33,500         --
                                                         ----------------------
Net cash (used in) operating activities                   $ (36,861)  $(46,502)
                                                         ======================

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------

                                                                 Additional
                                                               Paid in Capital
                                               Common Stock    (Shares issued
                                           -------------------    for less     Retained
                                             Shares    Value      than par)    (deficit)     Total
                                           -----------------------------------------------------------

Balance at January 1, 2001                 1,111,200   $1,111   $  83,831    $ (84,942)   $    --

Issuance of common stock:
During January, 2001 for cash                591,000      591      58,509         --         59,100

January 31, 2001 100% stock dividend       1,702,200    1,702      (1,702)        --           --

Distribution of Stars of Music, Inc. and
  Toyopia, Inc. stock                           --       --          --           --           --

Net (loss)                                      --       --          --        (44,557)     (44,557)
                                           -----------------------------------------------------------
Balance at December 31, 2001               3,404,400    3,404     140,638     (129,499)      14,543
                                           -----------------------------------------------------------
Issuance of common stock:
During January, 2002 for cash              1,600,000    1,600      14,400         --         16,000

June 26, 2002 for cash                       400,000      400      70,610         --         71,010

September 31, 2002 for prior
  officer compensation                     3,350,000    3,350      30,150         --         33,500

Net (loss)                                      --       --          --       (160,782)    (160,782)
                                           -----------------------------------------------------------
Balance at December 31, 2002               8,754,400   $8,754   $ 255,798    $(290,281)   $ (25,729)
                                           ===========================================================

See Notes to Financial Statements

NEVADA HOLDING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 1. Nature of Business and Summary of Significant Accounting Policies

The summary of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are representations of management. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of business
Nevada Holding Group, Inc. (the Company) was organized October 28, 1999 as a Nevada corporation. The Company has been organized for the purpose of acquiring equity positions in start-up and existing companies. The Company also provides companies with consulting services with regard to raising capital, equity formation, development of management teams, implementing marketing programs when appropriate and guidance in filing registration and financial statements.

Estimates
The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of footnote information at the date of the financial statements. Actual results could differ from those estimates.

Summary of accounting policies

Revenue recognition
Revenue is recognized as services are performed and billed.

Fair value of financial instruments
The carrying amounts of financial instruments including cash, investments, prepaid expenses, accounts payable and accrued expenses and convertible notes payable approximate their fair value because of their short maturities.

Comprehensive income
There is no difference or reconciling items between net (loss) and comprehensive
(loss) for the years ended December 31, 2002 and 2001.

Marketable securities
The Company invests on a short-term basis in marketable securities. Accordingly, the Company accounts for its investment on the trading basis. Under this method, the value of the investments are adjusted to market value and the resulting unrealized gain or loss together with realized gains or losses are recognized in earnings (losses) for the period.

Note 2. Going concern

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not developed a source of revenue. Unless the Company develops a continuing source of revenue or is able to raise additional capital, its ability to remain a going concern is questionable. Management believes its business plan will ultimately be successful and has demonstrated in the past the ability to raise capital as needed.

NEVADA HOLDING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 3. Stock issuances

During the period from January 1, 2001 through January 31, 2001, the Company issued 591,000 common shares, par value $.001, under an additional private placement pursuant to Regulation D, Rule 504 of the Securities Act of 1933, as amended. The Company offered and sold 591,000 common shares for a total consideration of $59,100.

On January 31, 2001, the Board of Directors of the Company declared a 100% stock dividend which, due to the lack of any retained earnings, was accounted for as a return of capital. The Company issued 1,702,200 common shares to the shareholders on record as of January 31, 2001.

During January, 2002, the Company issued 1,600,000 common shares to consultants pursuant to an S-8 registration statement filed with the Securities and Exchange Commission for a total consideration of $16,000.

On June 26, 2002, the Company issued 400,000 common shares to a consultant for the Company pursuant to an S-8 registration statement filed with the Securities and Exchange Commission for a total consideration of $71,010.

On September 1, 2002, the Company issued 3,350,000 common shares to officers and directors of the Company pursuant to employment agreements and services rendered valued at $33,500.

As of December 31, 2002 and 2001, the Company has 8,754,400 and 3,404,400, respectively, common shares issued and outstanding.

Note 4. Related party transactions

Notes receivable:

On January 16, 2002, the Company received a $10,000 note receivable bearing 10% interest from American Equities Corp., a Nevada corporation that is controlled by the officers and directors of the Company. The note was repaid on March 11, 2002 including interest of $240.

During the year ended December 31, 2002, the Company loaned $8,000 to Providence Cabinets, a wholly owned subsidiary. The loan was repaid in October, 2002 with no interest.

On February 11, 2001, the Company issued a $1,000 10% convertible note from My Trading Corp. The officers, directors and affiliates of the Company control approximately 41% of the issued and outstanding common stock of My Trading Corp. The note was repaid on December 31, 2001, including interest of $58. In addition, the Company was reimbursed costs incurred of approximately $270.

On February 11, 2001, the Company issued a $1,000 10% convertible note from E-Com Holdings, Inc. The officers, directors and affiliates of the Company control approximately 90% of the issued and outstanding common stock of E-Com Holdings, Inc. The note was repaid on December 31, 2001, including interest of $58.

NEVADA HOLDING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 4. Related party transactions - continued

Notes receivable - continued:

On March 12, 2001, the Company issued a promissory note in the amount of $5,200 to E-Trading Corp. On March 27, 2001, the note was repaid in full including interest of $416. E-Trading Corp. is controlled by the officers, directors and chairholder of the Company.

Convertible notes and security distributions:

On February 11, 2001, the Company received a $1,000, 10% convertible note from E-Trading Corp. On March 5, 2001, E-Trading Corp. filed an amended Articles of Incorporation, changing their corporate name to Stars of Music, Inc. On March 26, 2001, the Company exercised the conversion provision of the note into 809,784 common shares, par value $.001 per share. On December 27, 2001, the shares were distributed to the shareholders of record. After the distribution, the officers, directors and affiliates of the Company controlled approximately 7% of the 11,933,284 issued and outstanding common shares of Stars of Music, Inc., a Nevada corporation. The Company's total cost for these shares was approximately $1,012.

On February 11, 2001, the Company received a $1,000, 10% convertible note from Solar Energy Corp. On September 11, 2001, the Company exercised the conversion of the convertible note into 846,672 shares, par value $.001 per share. On September 28, 2001, Solar Energy Corp. filed an amended Articles of Incorporation, changing their corporate name to Toyopia, Inc. On October 17, 2001, the Company received an additional 846,672 shares of Toyopia, Inc. as a result of a 2 for 1 forward split. On December 27, 2001, the shares were distributed to the shareholders of record. On December 31, 2001, the officers, directors and affiliates controlled approximately 5% of the 87,451,444 issued and outstanding common shares of Toyopia, Inc. The Company's total cost for these shares was approximately $1,058.

Consulting services:

During the year ended December 31, 2001, the Company received approximately $34,000 from Stars of Music, Inc. for consulting services. The officers, directors and affiliates of the Company control approximately 7% of the issued and outstanding common shares of Stars of Music, Inc. after the exercise of a convertible note on March 26, 2001. Additionally, the Company received approximately $32,000 from Toyopia, Inc. for consulting services. The officers, directors and affiliates of the Company control approximately 5% of the issued and outstanding common shares of stock after the exercise of a convertible note on September 11, 2001.

Services from affiliated companies:

During the years ended December 31, 2002 and 2001, the Company utilized the services of Venture Funding Group, Inc., a Nevada corporation that is controlled by Thomas R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the years ended December 31, 2002 and 2001, Venture Funding Group, Inc. was paid approximately $10,200 and $58,300, respectively, for document preparation services and consulting services.

NEVADA HOLDING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 4. Related party transactions - continued

During the years ended December 31, 2002 and 2001, the Company utilized the services of High Desert Consultants, Inc., a Nevada corporation that is controlled by Thomas R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the years ended December 31, 2002 and 2001, High Desert Consultants, Inc. was paid approximately $4,800 and $23,800, respectively, for consulting services. In addition, High Desert Consultants, Inc. was reimbursed approximately $1,500 for certain expenses.

During the year ended December 31, 2001, the Company utilized the services of Nevada Bookkeeping Corp., a Nevada corporation that is controlled by Thomas R. Meinders, husband of Melanie S. Meinders, an officer of the Company. For the year ended December 31, 2001, Nevada Bookkeeping Corp. was paid approximately $3,900 for bookkeeping services and the preparation of stock certificates.

Note 5. Convertible notes payable

During the year ended December 31, 2002, the Company issued 12% convertible notes payable totaling $15,000. The notes represented three units, each unit consisting of one 12% convertible note in the amount of $5,000, 10,000 shares of its common stock, $.001 par value, 10,000 Class "A" redeemable common stock purchase warrants and 10,000 Class "B" Redeemable common stock purchase warrants of the Company. On January 5, 2003, the Company rescinded the offering and paid the notes payable including interest of approximately $560.

Note 6. Discontinued operations

On April 3, 2002, the Company completed the acquisition of 100% of the issued and outstanding shares of Providence Cabinet Shoppe, Inc. for approximately $87,000. On November 15, 2002, Providence Cabinet Shoppe, Inc. was sold for approximately $25,000, with a net loss of $62,000.

Note 7. Income taxes

The Company has a net operating loss carryforward of approximately $263,800 which is available in subsequent years. No tax benefit is reflected in the financial statement because there is no certainty that the net operating loss will be utilized.

Note 8. Financial statement presentation

The financial statement presentation for previous years was as a development stage company. Certain amounts in the 2001 financial statements have been reclassified to conform to the 2002 presentation. The reclassification has no impact on net cash flows, stockholders' equity or net (loss).

Note 9. Loss per share

Loss per share of common stock applicable to common stockholders is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period (5,204,400 shares and 3,305,900 shares, respectively, for the years ended December 31, 2002 and 2001).

NEVADA HOLDING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 10. Subsequent events

During January, 2003, the Company issued a total of 1,000,000 common shares under a private offering pursuant to Regulation D, Rule 506, of the Securities and Exchange Act of 1933, as amended, for total consideration of approximately $30,000. The shares associated with this private offering are restricted pursuant to Rule 144.

On January 31, 2003, the Company entered into a share exchange agreement with Green Valley Gaming Enterprises, Inc. Upon closing, the companies will exchange 108,000,000 common shares as part of a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

On February 3, 2003, the Company amended the Articles of Incorporation to increase the total number of authorized shares from 50,000,000 to 200,000,000 shares, par value $.001 per share.

Between January 1, 2003 and February 19, 2003, the Company sold all shares of their investment in securities for approximately $15,000.

Note 11. Investments in marketable securities

The following is a summary of the Company's investments at both original cost and market value at December 31, 2002:

                                   Cost                Market value
                                   ----                ------------

                                 $ 15,657                 $ 13,600
                                 ========                 ========

                                   APPENDIX 2

          FINANCIAL STATEMENTS OF GREEN VALLEY GAMING ENTERPRISES, INC.
                              AND ITS SUBSIDIARIES

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                           December 31, 2002 and 2001

                                                                            Page

Independent auditor's report                                                   3

Consolidated balance sheets                                                    4

Consolidated statements of operations                                          5

Consolidated statement of stockholder's equity                                 6

Consolidated statements of cash flows                                          7

Notes to consolidated financial statements                                  8-13

[LETTERHEAD OF DANIEL C. McARTHUR, LTD. Certified Public Accountant]

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Green Valley Gaming Enterprises, Inc. and Subsidiaries
Las Vegas, Nevada

I have audited the accompanying consolidated balance sheets of Green Valley Gaming Enterprises, Inc. and Subsidiaries, as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted by audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Valley Gaming Enterprises, Inc. and Subsidiaries, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


      s/s Daniel C. McArthur, Ltd.

Las Vegas, Nevada
February 7, 2003

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001

                                                                2002          2001
                                                                ----          ----
ASSETS
   Current assets:
     Cash                                                    $   6,333    $  20,757
     Notes receivable, net of allowance for doubtful notes
       of $38,823 and $19,641, respectively                     83,144       55,650
     Inventories                                                 2,069        8,324
     Due from related party                                     88,398       52,145
     Prepaid expenses and deposits                               8,167        5,980
                                                             ---------    ---------
        Total current assets                                   188,111      142,856

   Property and equipment, net of accumulated depreciation      25,741       18,782
                                                             ---------    ---------

        Total assets                                         $ 213,852    $ 161,638
                                                             =========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
   Current liabilities:
     Accounts payable                                        $  27,452    $  22,325
     Accrued liabilities                                         7,830        4,651
     Deferred revenue                                           49,620            0
     Bank line of credit                                        56,000       23,100
                                                             ---------    ---------
        Total current liabilities                              140,902       50,076
                                                             ---------    ---------

   Stockholder's equity:
     Common stock: $.001 par value; 100,000,000
       Shares authorized; 27,000,000 and 25,000,000 shares
       issued and outstanding, respectively                     27,000       25,000
     Additional paid in capital                                241,434      169,434
     Accumulated deficit                                      (195,484)     (82,872)
                                                             ---------    ---------
        Total stockholder's equity                              72,950      111,562

Total liabilities and stockholder's equity                   $ 213,852    $ 161,638
                                                             =========    =========

                 See accompanying notes to financial statements

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                         2002             2001
                                                         ----             ----
INCOME:
Sales                                                  $    9,851    $  113,255
Cost of sales                                               9,544        62,402
                                                       ----------    ----------
   Gross profit                                               307        50,853

Tuition income                                            375,216       358,280
                                                       ----------    ----------

        Total income                                      375,523       409,133
                                                       ----------    ----------

OPERATING EXPENSES:
   Payroll expense                                        253,287       206,849
   Rent                                                    65,591        56,673
   Advertising                                             26,406        30,798
   Depreciation                                             7,093         6,357
   Bad debt expense                                        24,617         4,363
   Professional fees                                       39,709        38,368
   Insurance                                               27,874        12,896
   Office expense                                          24,751        17,555
   Taxes, licenses and permits                              2,675         4,959
   Telephone                                                5,658         6,028
   Utilities                                                4,994         4,600
   Bank service charges                                     2,702         1,088
                                                       ----------    ----------
        Total operating expenses                          485,357       390,534
                                                       ----------    ----------

OPERATING INCOME (LOSS)                                  (109,834)       18,599
                                                       ----------    ----------

OTHER INCOME (EXPENSE):
   Interest income                                          1,046         7,970
   Interest expense                                        (3,824)       (2,000)
                                                       ----------    ----------
        Total other income (expense)                       (2,778)        5,970
                                                       ----------    ----------
INCOME BEFORE PROVISION FOR INCOME TAXES                 (112,612)       24,569
Provision for income taxes                                      0             0
                                                       ----------    ----------
NET INCOME (LOSS)                                      $(112, 612)   $   24,569
                                                       ----------    ----------
EARNINGS PER COMMON SHARE:
        Operating income (loss)                        $  (0.0042)   $   0.0007
                                                       ----------    ----------
        Net income (loss)                              $  (0.0043)   $   0.0010
                                                       ----------    ----------

                 See accompanying notes to financial statements

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

                                      Common Stock          Additional     Accumulated
                                   Shares        Amount   Paid in Capital    Deficit       Total

Balance, December 31, 2000                100   $    --     $ 170,434      $(107,441)   $  62,993

January 8, 2001
Forward stock split 12,500 for 1    1,249,900     1,250        (1,250)            --           --

November 26, 2001
Forward stock split 20 for 1       23,750,000    23,750       (23,750)            --           --

Officer time contributed                   --        --        24,000             --       24,000

Net income (loss)                          --        --            --         24,569       24,569
                                   --------------------------------------------------------------

Balance, December 31, 2001         25,000,000    25,000       169,434        (82,872)     111,562

Stock sales                         2,000,000     2,000        48,000             --       50,000

Officer time contributed                   --        --        24,000             --       24,000

Net income (loss)                          --        --            --       (112,612)    (112,612)
                                   --------------------------------------------------------------

Balance, December 31, 2002         27,000,000   $27,000     $ 241,434      $(195,484)   $  72,950
                                   ==========   =======     =========      =========    =========

                 See accompanying notes to financial statements

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                        2002        2001
                                                                        ----        ----
Cash flows from operating activities:
  Net income (loss)                                                 $(112,612)   $ 24,569
                                                                    ---------    --------

  Adjustments to reconcile net income (loss) to net cash provided
    (used) in operating activities:
      Depreciation                                                      7,093       6,357
      Officer contributed time                                         24,000      24,000
      Changes in assets and liabilities:
       Decrease (increase) in receivables                             (27,494)    (25,326)
       Decrease (increase) in prepaid expenses and deposits            (2,187)     (5,000)
       Decrease (increase) in inventories                               6,255      15,939
       Increase (decrease) in accounts payable                          5,127      16,334
       Increase (decrease) in deferred revenue                         49,620          --
       Increase (decrease) in accrued liabilities                       3,179       2,106
                                                                    ---------    --------
        Total adjustments                                              65,593      34,410
                                                                    ---------    --------

        Net cash provided (used) in operating activities              (47,019)     58,979

Cash flows from investing activities:
  Purchase of property and equipment                                  (14,052)     (7,407)
                                                                    ---------    --------

Cash flows from financing activities:
  Proceeds from sale of common stock                                   50,000          --
  Decrease (increase) in advances from related parties                     --      (3,464)
  Increase (decrease) in advances to related party                    (36,253)    (52,145)
  Increase (decrease) in bank loan payable                             32,900      23,100
                                                                    ---------    --------
        Net cash provided (used) by financing activities               46,647     (32,509)
                                                                    ---------    --------

Net increase (decrease) in cash                                       (14,424)     19,063

Cash at beginning of year                                              20,757       1,694
                                                                    ---------    --------

Cash at end of year                                                 $   6,333    $ 20,757
                                                                    =========    ========
Supplemental disclosure:

Income taxes paid                                                          --          --

Interest paid                                                       $   3,824    $  2,000
                                                                    =========    ========

                 See accompanying notes to financial statements

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Green Valley Gaming Enterprises, Inc. (a Nevada corporation) operates a school of gaming which is licensed to train and certify slot technicians, and is engaged in selling and distributing gaming supply equipment and vending supplies throughout North America. A summary of the Company's significant accounting policies consistently applied in the preparation of the financial statements follows:

1. Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries, Green Valley Supply, Inc. and Green Valley School of Gaming, Inc. Intercompany transactions and balances have been eliminated in consolidation.

2. Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

3. Inventories

Inventories consist of vending machine items such as soda, chips, candy bars, etc. that are stated at lower of cost (first in, first out) or market.

4. Property and Equipment

Property and equipment are carried at cost. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives (5-7 years) using the straight line method. For federal income tax purposes, depreciation is computed using modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

5. Income Taxes

The Company provides for income taxes based upon income reported for financial reporting purposes. Certain charges to earnings differ as to timing from those deducted for tax purposes. The tax effects of these differences are recorded as deferred income taxes.

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

6. Revenue Recognition

Revenue from student tuition is recognized as earned, with the unearned portion being classified as a liability and recorded as deferred revenue. Revenue from gaming and vending supply sales are recognized when products are sold and services are rendered.

7. Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

8. Advertising Costs

The Company expenses the cost of all advertising campaigns and promotions as they are incurred. Advertising expense for the years ended December 31, 2002 and 2001 was $26,406 and $30,798, respectively.

9. Reclassifications

The financial statements for the year ended December 31, 2001 reflect certain reclassifications to conform to classifications in the current year. These reclassifications have no effect on net income.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

                                              2002        2001    Estimated Life
                                          --------    --------    --------------
        Equipment                         $ 54,127    $ 40,075    5-7 years
        Less accumulated depreciation      (28,386)    (21,293)
                                          --------    --------

        Net property and equipment        $ 25,741    $ 18,782
                                          ========    ========

Depreciation expense totaled $7,093 and $6,357 for the years ended December 31, 2002 and 2001, respectively.

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 3 - NOTES RECEIVABLE

Notes receivable arise from students financing tuition for classes at the School of Gaming. Notes have terms primarily of eight months; payments are due monthly, and bare interest at 18% which starts to accrue following completion of the class.

NOTE 4 - BANK LINE OF CREDIT

The Company has a $60,000 revolving line of credit, of which $4,000 and $36,900 was unused at December 31, 2002 and 2001, respectively. Bank advances on the credit line are payable on July 2, 2003 and carry an interest rate of 6.75%. The credit line is secured by UCC blanket agreement.

NOTE 5 - INCOME TAXES

The provision for income tax for the years ended December 31, 2002 and 2001 consists of the following:
                                                            2002        2001
                                                         ---------   ---------
        Currently payable                                $       0   $       0
        Deferred                                                 0           0
                                                         ---------   ---------
        Total                                                    0           0
                                                         =========   =========

The reconciliation of the amount payable by applying statutory rates to income before taxes with the amount currently payable is as following:

                                                            2002        2001
                                                         ---------   ---------
        Payable at statutory rate (34%)                  $       0   $   8,353
        Additional tax due to differences
           Between book and taxable income                       0         871
        Reduction in tax due to utilization of
           net operating tax carryforward                        0      (9,224)
                                                         ---------   ---------
        Total                                                    0           0
                                                         =========   =========

Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. The Company has net operating loss carryforwards of approximately $178,000 which will expire in December 2019. These net operating loss carryforwards create deferred tax assets in the amounts of $52,352. These amounts are not expected to be realized in the immediate future, and accordingly, a valuation allowance has not been established for the full amount.

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 6 - SEGMENT INFORMATION

The Company has two reportable segments: Gaming Supply and School of Gaming. Gaming Supply, Inc. sells and distributes gaming supply equipment. School of Gaming, Inc. provides courses to train technicians on the repair and maintenance of gaming machines such as slot machines. The accounting policies are the same as those described in the summary of significant accounting policies. The segments are strategic business units that offer different products and services. All revenues are from sales in North America, and all assets are located there. They are managed separately because each business requires different marketing strategies. Segment information for the years ended December 31, 2002 and 2001 are as follows:

                       Gaming Supply         School of Gaming              Total
                    12/31/02    12/31/01   12/31/02     12/31/01   12/31/02     12/31/01
-----------------------------------------------------------------------------------------

Operating Revenue   $  9,851    $113,255   $ 375,216    $358,280   $ 385,067    $471,535

Interest Revenue         498       1,033         548       6,937       1,046       7,970

Interest Expense       2,823          --       1,001       2,000       3,824       2,000

Depreciation           4,681       6,357       2,412          --       7,093       6,357

Operating
Income (Loss)        (51,850)      1,778     (57,984)     16,821    (109,834)     18,599

Net Income (Loss)    (54,175)      2,811     (58,437)     21,758    (112,612)     24,569

Assets                31,730      70,229     182,122      91,409     213,852     161,638

NOTE 7 - EARNINGS PER SHARE

A forward stock split of 12,500 shares for 1 share occurred on January 8, 2001 and a forward stock split of 20 shares for 1 share occurred on November 26, 2001. The stock splits changed the number of issued and outstanding shares from 100 shares to 25,000,000 shares. Earnings per share has been restated to reflect 25,000,000 shares issued and outstanding for the previous periods. For the years ended December 31, 2002 and 2001, the weighted-average number of shares was equal to 25,950,000 and 25,000,000, respectively, as there were 2,000,000 new shares of stock issued for the current period.

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 7 - EARNINGS PER SHARE (Continued)

The weighted-average number of shares is calculated as follows:

      25,040,000           X              6/12          =       12,520,000
      26,280,000           X              1/12          =        2,190,000
      26,880,000           X              1/12          =        2,240,000
      27,000,000           X              4/12          =        9,000,000
                                                                ----------

Weighted-average shares                     =                   25,950,000

The Company has a simple capital structure, with only common stock outstanding. The Company has no securities or other contracts to issue common stock that may be exercised or converted into common stock. Therefore, no difference exists in the amount of basic earnings per share and diluted earnings per share. Earnings per share was determined as follows:

                                              Income       Shares      Per Share
                                            (Numerator) (Denominator)    Amount

For the period ended December 31, 2001:

   Income available to Common Stockholders    $ 24,569    25,000,000    $0.0010

For the year ended December 31, 2002:

   Income available to Common Stockholders   ($112,612)   25,950,000   ($0.0043)

NOTE 8 - OFFICER COMPENSATION

The Officers and Directors have agreed that they will not receive any salary or compensation for their services until such time as the Company is profitable. In order to reflect all costs of business, the fair value of services rendered by Officers and Directors has been included in compensation expense and a related increase in contributed capital (additional paid-in-capital). The estimated fair value of services rendered is based on hours worked for period at the estimated hourly rate of compensation that the Company would be required to pay for similar services. The hourly rate has been estimated at $36.50 per hour.

             GREEN VALLEY GAMING ENTERPRISES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 9 - SUBSEQUENT EVENT

On January 31, 2003, the Company's Board of Directors authorized a 4 for 1 forward stock split to the shareholders of record on January 31, 2003. This increased the issued and outstanding shares to 108,000,000 common shares, par value $0.001 per share.

On January 31, 2003, the Company filed an amended Articles of Incorporation increasing the number of authorized common shares, par value $0.001 per share, from 50,000,000 to 200,000,000 shares.

On January 31, 2003, the Company entered into a Share Exchange Agreement to exchange 100% of the issued and outstanding shares of the Company for 108,000,000 common shares of Nevada Holding Group, Inc., a publicly trading company on the NASDAQ Electronic Bulletin Board. The trading symbol of Nevada Holding Group, Inc. is NVHG.

NOTE 10 - RELATED PARTY TRANSACTIONS

The Company advanced money to Jim Lisowski, Officer. The advances range in the amount from $100 to $15,000. The balance receivable from Jim Lisowski at December 31, 2002 and 2001 was $88,398 and $52,145, respectively. There were no amounts payable as of December 31, 2002 and 2001. No interest is accrued on the balance, and there are no set payments. The advance is expected to be repaid in the current period.